                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 18, 2003



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
             (Exact name of registrant as specified in its charter)



Delaware                         1-13925                    38-3389456
(State or other                  (Commission                (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)



                         5350 Lakeview Parkway South Dr.
                             Indianapolis, IN 46268
             (Address of principal executive offices, with zip code)



       Registrant's telephone number, including area code: (317) 715-4100



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ITEM 9.  REGULATION FD DISCLOSURE

         On August 18, 2003, Championship Auto Racing Teams, Inc. (the "Company") announced the receipt by it of a proposal from Open Wheel Racing Series LLC to enter into a letter of intent contemplating the acquisition of all of the outstanding shares of the Company for approximately $0.50 cash per share. The information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the Company's filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Exhibits.

The following exhibits are furnished as part of this Report:

Exhibit      Description
-------      -----------
99.1         Press release dated August 18, 2003
99.2         Letter of Intent dated August 15, 2003
99.3         Letter from the Company to Gerald Forsythe dated August 11, 2003
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 18th day of August, 2003.

                                       CHAMPIONSHIP AUTO RACING TEAMS, INC.


                                       By:       /s/ Thomas L. Carter
                                          -------------------------------------
                                                Thomas L. Carter,
                                                Chief Financial Officer



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